                                                                Exhibit (e)(iii)

                    Application for Individual and Multi-Life
                                 Life Insurance

                       Metropolitan Life Insurance Company
                       One Madison Avenue
                       New York, NY
                       10010-3690

New England Life Insurance Company       General American Life Insurance Company
501 Boylston Street                      700 Market Street
Boston, MA 02116-3700                    St. Louis, MO 63101

MetLife Investors USA Insurance Company  MetLife Investors Insurance Company
222 Delaware Ave, Suite 900              700 Market Street
P.O. Box 25130                           St. Louis, MO 63101
Wilmington, DE 19899

BELOW ARE INSURANCE FRAUD WARNING STATEMENTS THAT APPLY TO RESIDENTS OF SPECIFIC
     STATES. PLEASE READ IF THE STATE IN WHICH THE OWNER RESIDES IS LISTED.

Arkansas, Kentucky, Louisiana, New Mexico, Ohio, Oklahoma, Pennsylvania

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

Colorado

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of life insurance and civil damages. It is also unlawful for any insurance company or agent of an insurance company to knowingly provide false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with respect to a settlement or award from insurance proceeds. Such acts shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies to the extent required by applicable law.

Washington D.C., Maine, Tennessee, Virginia

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

Florida

Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

New Jersey

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.



ENB-7-04

                                     Part I

Company Use Only          (Policy Numbers/Billing/MSA Number)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     [_] Metropolitan Life Insurance Company
[_] New England Life Insurance Company           [_] General American Life Insurance Company
[_] MetLife Investors USA Insurance Company      [_] MetLife Investors Insurance Company

          The Company indicated above is referred to as "the Company".

1. Proposed Insured #1: Life 1
--------------------------------------------------------------------------------

    Name: First,        Middle,        Last
                                                            DOB       State/Country of
                                                   Sex   Mo./Day/Yr.        Birth         Social Security Number
                                                 ---------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    a) Current Residence Address and Phone Number:

       ---------------------------------------------------------------------------------------------------------
       (Street)                          (City)             (State)                       (Zip)

       (      )                   (      )               Best time and place to call:                            [ ] a.m.  [ ] Home
        ------  --------------     ------ --------------                              -------------------------- [_] p.m.  [_] Work
                (Home Phone)              (Work Phone)

       E-Mail Address:
                       -----------------------------------------------------------------------------------------

    b) Driver's License Number and State of Issue:
                                                   -------------------------------------------------------------
    c) Employer's Name:
                       -----------------------------------------------------------------------------------------

    d) Occupation & Duties:
                           -------------------------------------------------------------------------------------

    e) Earned Annual Income: $                          Net Worth: $
                              ----------------------                --------------------------------------------

    f) Are you actively at work?  [_] Yes [_] No       (If No, provide details)
                                                                               ---------------------------------

----------------------------------------------------------------------------------------------------------------

2. Proposed Insured #2: Life 2 or Spouse/Covered Insured/Applicant's Waiver of Premium Benefit (For multiple persons under a Covered Insured rider, complete Other Insureds Supplement for additional persons.)

----------------------------------------------------------------------------------------------------------------------------------

    Name: First,        Middle,        Last
                                                                                                                     Relationship
                                                            DOB       State/Country of                               to Proposed
                                                   Sex   Mo./Day/Yr.       Birth          Social Security Number      Insured #1
                                                 ---------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    a) Current Residence Address and Phone Number (if different than Proposed Insued #1):

       ---------------------------------------------------------------------------------------------------------------------------
       (Street)                          (City)             (State)                       (Zip)

       (      )                   (      )               Best time and place to call:                    [_] a.m.  [_] Home
        ------  --------------     ------ --------------                              ------------------ [_] p.m.  [_] Work
                (Home Phone)              (Work Phone)

       E-Mail Address:
                       -----------------------------------------------------------------------------------------------------------

    b) Driver's License Number and State of Issue:
                                                   -------------------------------------------------------------------------------
    c) Employer's Name:
                       -----------------------------------------------------------------------------------------------------------

    d) Occupation & Duties:
                           -------------------------------------------------------------------------------------------------------

    e) Earned Annual Income: $                          Net Worth: $
                              ----------------------                --------------------------------------------------------------

    f) Are you actively at work?  [_] Yes [_] No       (If No, provide details)
                                                                               ---------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


ENB-7-04

---------------------------------------------------------------------------------------------------------------
3.  Existing or applied for insurance, including any term riders or annuities: (If additional space is needed, provide details in the Supplemental Information section. If any existing insurance, complete state replacement forms as necessary.) If no existing or applied for insurance or annuity, check here. [_]
    [Type: Life (L), Disability (D), Health (H), Annuity (A)]

                                                            Year
    Proposed                     Type                        of         Accidental Death
    Insured       Company      (L,D,H,A)      Amount        Issue             Amount              1035
---------------------------------------------------------------------------------------------------------------
                                                                                                [_] Yes
---------------------------------------------------------------------------------------------------------------
                                                                                                [_] Yes
---------------------------------------------------------------------------------------------------------------
                                                                                                [_] Yes
---------------------------------------------------------------------------------------------------------------
                                                                                                [_] Yes
---------------------------------------------------------------------------------------------------------------

 4. In connection with this application, has there been, or will there be, with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life insurance? (If Yes, complete the Replacement Questionnaire and Disclosure and any
    applicable replacement forms.)                                                             [_] Yes [_] No

---------------------------------------------------------------------------------------------------------------

 5. Indicate Plan and Face Amount: [_] list below or [_] complete Product Supplement.

    a) Type of Insurance: [_] Individual Life [_] Survivorship/Joint Life

       [_] Group Conversion (For MetLife only.) (Complete Product Supplement.) [_] Qualified Plan (Employee Group Number ________ )

    b) Plan:                                         c) Face Amount: $
            ----------------------------------------                  ------------------------------------------------------------

Complete for Universal Life/Variable Life Products. (For Variable Life, also complete Variable Life Supplement.)

    d) Planned Premium (modal): Year 1: $                    Excess/Lump Sum: $
                                         -------------------                   ---------------------------

       Renewal (If applicable): $                 Planned Annual Unscheduled Payment (If applicable): $
                                 ----------------                                                      ---------------------------

    e) Definition of Life Insurance Test (If choice is available under policy applied for.):

       [_] Guideline Premium Test         [_] Cash Value Accumulation Test

    f) Death Benefit Option/Contract Type:
                                          ---------------------------
    g) Guarantee to Age:          or [_] 5 Years (for MetLife Variable only.)
                        ---------

    h) Optional Benefits/Riders/Dividend Option: [_] list below  or  [_] complete Product Supplement.

       ---------------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------
    i) Special Requests/Other: list below

       ---------------------------------------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------------------------------------

    j) Do you request an alternate/additional policy (If available)?         [_] Yes [_] No
       (If Yes, provide full details in Supplemental Information section and include signed and dated illustration for each policy requested.)
----------------------------------------------------------------------------------------------------------------------------------
 6. MODE OF PAYMENT

    a) Mode of Payment: [_] Annual    [_] Semiannual    [_] Quarterly    [_] Monthly    [_] Bank Draft
                        [_] Special Accounts                             [_] Other
                                            -------------------------             ------------------------------------------------
       (Additional details/existing/new account numbers, etc.):
                                                                         ---------------------------------------------------------
    b) Amount collected with application $                               must equal at least one monthly premium.
                                          ---------------------------
 7. SOURCE OF PAYMENT (Check all that apply:)

    [_] Earned Income                       [_] Money Market Fund                    [_] Certificate of Deposit
    [_] Rollover/Transfer of Assets         [_] Savings                              [_] Loan   [_] Other
                                                                                                         -------------------------
    [_] Mutual Fund/Brokerage Account       [_] Use of values in another Life Insurance/Annuity Contract

----------------------------------------------------------------------------------------------------------------------------------



ENB-7-04

---------------------------------------------------------------------------------------------------------------------------------
 8. What is the purpose of this Insurance? (Check all that apply:)    [_] Income Protection      [_] Business Planning
    [_] Estate Planning   [_] Mortgage Protection   [_] Retirement Supplement   [_] Education Funding
    [_] Final Expenses    [_] Charitable Giving     [_] Other
                                                             --------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Provide the following information for all Primary/Contingent Owners and Beneficiaries:
name; relationship to Proposed Insured(s); date of birth; social security/tax ID number; and address. Include E-Mail address.
If Trust, provide Trustee Name and Date of Trust. Indicate additional: Owners; Contingent Owners; Primary Beneficiaries; and
Contingent Beneficiaries in Supplemental Information section.

---------------------------------------------------------------------------------------------------------------------------------

 9. Owner/Contingent Owner Information
    a) Identity of Owner: Proposed Insured  #1 [_]  #2 [_]          b) Identity of Contingent Owner (if applicable):

---------------------------------------------------------------------------------------------------------------------------------

10. Beneficiary Information
    Note: Multiple beneficiaries will receive equal proceeds unless otherwise requested by Owner.
    a) Identity of Primary Beneficiary: [_] Owner                   b) Identity of Contingent Beneficiary:




---------------------------------------------------------------------------------------------------------------------------------

[_] Check here if all present and future natural or adopted children of Proposed Insured #1 are to be included as Contingent
     Beneficiaries.

---------------------------------------------------------------------------------------------------------------------------------

11. Billing/Mailing Address:*
    [_] Proposed Insured #1 Residence Address:*                     [_] Proposed Insured #2 Residence Address
    [_] Owner's Address (If not Owner listed in question 9a,        [_] Primary Beneficiary's Address (If not Beneficiary listed
        indicate name and address below.)                               in question 10a, indicate name and address below.)

    [_] Other Premium Payer (Indicate name and address below.)

        (If Other, indicate relationship to Proposed Insured(s).)
         Relationship                                            ---------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
            (Name:                                      Address: Street                      City/State/ Zip)

             *If any other special mailing arrangements are needed, indicate in Supplemental Information section.
---------------------------------------------------------------------------------------------------------------------------------


ENB-7-04

--------------------------------------------------------------------------------------------------------------------------------
12. Is any person to be insured a dependent spouse or dependent minor?    (If Yes, provide details below.)       [_] Yes  [_] No
    a) Amount of insurance on spouse: Existing: $                    Applied For: $
                                                 -------------------               ------------------------
    b) If dependent minor, are there any other siblings insured for less than this child? (If Yes, provide        [_] Yes  [_] No
       detail in Supplemental Information section.)
    c) Amount of existing and applied for insurance on parents of dependent minor:

                                  Amount                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
     Father's Name      Existing         Applied For               Mother's Name        Existing         Applied For
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                             Part II
---------------------------------------------------------------------------------------------------------------------------------
13. Within the past three years has any person to be insured flown in a plane other than as a passenger on a     [_] Yes  [_] No
    scheduled airline or have plans for such activity within the next year? (If Yes, complete Aviation Supplement.)
---------------------------------------------------------------------------------------------------------------------------------
14. Within the past three years has any person to be insured participated in or intend to participate in any:    [_] Yes  [_] No
    underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning); racing sports (motorcycle, auto, motor boat); rock or mountain climbing;
    bungee jumping or other similar activities? (If Yes, complete Avocation Supplement.)
---------------------------------------------------------------------------------------------------------------------------------
15. Are all persons to be insured U.S. citizens? (If No, provide details below including: country of             [_] Yes  [_] No
    citizenship; Visa/ID Card type; number; and expiration date.)
---------------------------------------------------------------------------------------------------------------------------------
16. Has any person to be insured traveled or resided outside the U.S. or Canada in the past two years OR does    [_] Yes  [_] No
    any person to be insured intend to travel or reside outside the U.S. or Canada in the next 12 months?
    (If Yes, provide details below including: country; city; duration; and purpose.)
---------------------------------------------------------------------------------------------------------------------------------
17. Has any person to be insured ever used tobacco products: (e.g. cigarettes; cigars; pipes; smokeless tobacco; [_] Yes  [_] No chew) or nicotine substitutes: (e.g. patch or gum)? (If Yes, provide type, amount, date last used, and frequency below.)
---------------------------------------------------------------------------------------------------------------------------------
18. Has any person to be insured: ever had a driver's license suspended or revoked; ever been convicted of DUI   [_] Yes  [_] No
    or DWI; or had any moving violations in the last five years? (If Yes, provide details below.)
---------------------------------------------------------------------------------------------------------------------------------

 Give details for question 15 through 18. Attach additional sheet(s), if necessary.
---------------------------------------------------------------------------------------------------------------------------------
                              Question
    Proposed Insured          Number(s)        Date                       Details
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
19. Attending Physician(s) of the Proposed Insured(s): (Provide: name; address; phone number; date; and reason for last consultation. Attach additional sheet(s), if necessary.)
---------------------------------------------------------------------------------------------------------------------------------
                                                        Proposed Insured #1
---------------------------------------------------------------------------------------------------------------------------------
             Physician's name, address and phone number                             Date/Reason/Diagnosis/Treatment




---------------------------------------------------------------------------------------------------------------------------------
                                                        Proposed Insured #2
---------------------------------------------------------------------------------------------------------------------------------
             Physician's name, address and phone number                             Date/Reason/Diagnosis/Treatment




---------------------------------------------------------------------------------------------------------------------------------

ENB-7-04


20.  Proposed Insured #1 Height:          Weight:             Proposed Insured #2 Height:          Weight:
                               ----------       ----------                              ----------       ----------


21. Has any person proposed for insurance EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

     (Provide details for each Yes answer below.)

     a)   High blood pressure; chest pain; heart attack; or any other disease or        [ ] Yes    [ ] No
          disorder of the heart or circulatory system?

     b)   Asthma; bronchitis; emphysema; sleep apnea; shortness of breath; or           [ ] Yes    [ ] No
          any other disease or disorder of the respiratory system?

     c)   Seizures; stroke; paralysis; Alzheimer's disease; multiple sclerosis;         [ ] Yes    [ ] No
          Parkinson's; or any other disease or disorder of the brain or nervous system?

     d)   Ulcers; colitis; hepatitis; cirrhosis; or any other disease or                [ ] Yes    [ ] No
          disorder of the liver, gallbladder, stomach, or intestines?

     e)   Any disease or disorder of: the kidney; bladder; or prostate; or              [ ] Yes    [ ] No
          protein or blood in the urine?

     f)   Diabetes; thyroid disorder; or any other endocrine disorders?                 [ ] Yes    [ ] No

     g)   Arthritis; gout; or disorder of the muscles, bones, or joints?                [ ] Yes    [ ] No

     h)   Cancer; tumor; polyp; cyst; anemia; leukemia; or any other disorder of        [ ] Yes    [ ] No
          the blood or lymph glands?

     i)   Depression; stress; anxiety; or any other psychological or emotional          [ ] Yes    [ ] No
          disorder or symptoms?

22. Has any person proposed for insurance: (Provide details for each Yes answer below.)

     a)   In the past six months, taken any medication or been under observation        [ ] Yes    [ ] No
          or treatment?

     b)   Scheduled any: doctor's visits; medical care; or surgery for the next         [ ] Yes    [ ] No
          six months?

     c)   During the past five years had any: checkup; health condition; or             [ ] Yes    [ ] No
          hospitalization not revealed above?

     d)   Ever been diagnosed with, treated by a medical professional for, or           [ ] Yes    [ ] No
          tested positive for any of the following: Acquired Immune Deficiency
          Syndrome (AIDS); AIDS Related Complex (ARC); AIDS (Human
          Immunodeficiency Virus (HIV)) virus; or antibodies to the AIDS (HIV) virus?

     e)   Ever used heroin, cocaine, barbiturates, or other drugs, except as            [ ] Yes    [ ] No
          prescribed by a physician or other licensed practitioner?

     f)   Have you ever received treatment from a physician or counselor                [ ] Yes    [ ] No
          regarding the use of alcohol, or the use of drugs except for medicinal purposes; or received treatment or advice from an organization that assists those who have an alcohol or drug problem?

23.  Answer Question 23 only when requesting the Long-Term Care Guaranteed
     Purchase Option. (Provide details for each Yes answer below.)

     a)   Do you currently use any mechanical equipment i.e.: a walker;                 [ ] Yes    [ ] No
          wheelchair; leg braces; or crutches?

     b)   Do you need any assistance; or supervision with the following                 [ ] Yes    [ ] No
          activities bathing; dressing; walking; moving in/out of a chair or bed; toileting; continence; or taking medication?

Give details of each Yes answer from Questions 21, 22, and 23. Attach additional sheet(s), if necessary.


  Proposed         Question                                     Date/Duration
  Insured           Number       Name/Address of Physician         Illness           Diagnosis/Severity/Treatment

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

-------------    ----------    ----------------------------   ----------------  ----------------------------------------

ENB-7-04

24.  Has a parent or sibling of any person to be insured ever had heart disease,        [ ] Yes    [ ] No
     coronary artery disease, high blood pressure, cancer, diabetes or mental illness? (If Yes, complete rest of question 24.)

Relationship to Proposed                                                State of Health (Specific Conditions) or Cause of Death
     Insured #1:              Age(s) if Living      Age(s) at Death     (Attach additional sheet(s), if necessary.)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Relationship to Proposed                                                State of Health (Specific Conditions) or Cause of Death
     Insured #2:              Age(s) if Living      Age(s) at Death     (Attach additional sheet(s), if necessary.)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Supplemental Information Section or Special Requests from Agent/Producer. Attach additional sheet(s) if necessary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Home Office Endorsements: (Not applicable to: FL, KY, MD, MA, MN, MO, OR, PA,
PR, WV, WI.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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ENB-7-04

                              AGREEMENT/DISCLOSURE

I have read this application for life insurance including any amendments and supplements and to the best of my knowledge and belief, all statements are true and complete. I also agree that:

..    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.
..    My acceptance of any insurance policy means I agree to any changes shown in the Home Office Endorsements section, where state law permits Home Office endorsements.
..    This application and any: amendment(s); paramedical/medical exam; and
     supplement(s) that become part of the application, will be attached to and become part of the new policy.
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    No information will be deemed to have been given to the Company unless it is stated in this application and its supplement(s), paramedical/medical exam, and amendment(s).
..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.
..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.
..    If I intend to replace existing insurance or annuities, I have so indicated
     in question 4 of this application.
..    I have received the Company's Consumer Privacy Notice and, as required, the
     Life Insurance Buyer's Guide.
..    If I was required to sign an HIV Informed Consent Authorization, I have received a copy of that Authorization.

--------------------------------------------------------------------------------
Substitute Form W-9 - Request for Taxpayer Identification Number
--------------------------------------------------------------------------------

Under penalties of perjury, I,______________________(__________________)certify:
                                (Owner's Name)      (Owner's Taxpayer ID #)
1)   That the number shown above is my correct taxpayer identification number;
     and
2) That I am not subject to backup withholding because: (a) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends; or (b) the IRS has notified me that I am no longer subject to backup withholding; and
3)   I am a U.S. citizen or a U.S. resident for tax purposes.*

Please note: Cross out and initial item 2 if subject to backup withholding as a result of a failure to report all interest and dividend income. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.

*If you are not a U.S. citizen or a U.S. resident for tax purposes, please complete form W-8BEN.
--------------------------------------------------------------------------------
Signatures:

                                       Signed at City, State     Mo./Day/Yr.            Signature

Owner*                                 ____________________      ___________________    X_________________________________
(age 15 or over)
(If other than a Proposed Insured)

Proposed Insured #1                    ____________________      ___________________    X_________________________________
(age 15 or over)

Proposed Insured #2                    ____________________      ___________________    X_________________________________
(age 15 or over)

Parent or Guardian or person
liable for child's support             ____________________      ___________________    X_________________________________
(Signature required if Owner or Proposed Insured(s) is/are under the age of 18 and the Parent, Guardian or person liable for the child's support has not signed above.)

Witness to Signatures                  ____________________      ___________________    X_________________________________
(Licensed Agent/Producer)


*If the Owner is a Firm or Corporation, include Officer's Title with signature. (Officer signing must be other than a Proposed Insured.)

ENB-7-04

Application for Life Insurance      Case/Policy No./Proposed Insured ___________

                       MetLife Investors Insurance Company
          The Company indicated above is referred to as "the Company".

                            Variable Life Supplement

  This supplement will be attached to and become part of the application with which it is used.

A) Client's General RISK TOLERANCE for Investing: (Choose one.)
[ ] Conservative [ ] Conservative to Moderate [ ] Moderate [ ] Moderate to Aggressive [ ] Aggressive
B) Client's INVESTMENT OBJECTIVE for the Policy's fund options: (Choose one.)
[ ] Capital Preservation [ ] Income [ ] Growth & Income [ ] Growth [ ] Aggressive Growth

Sub-account Allocation (Indicate allocation(s) to each Sub-account in whole percentages.)

Please select accounts that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated above. Some accounts may be appropriate for more than one investment objective. For more complete information about a specific account, including charges and expenses, please read the prospectus carefully.

                      The total allocation must equal 100%

Capital Preservation:                                Growth (continued):
________ %  Fixed Account                            ________ %   Met/AIM Mid Cap Core Equity
________ %  Money Market                             ________ %   MetLife Stock Index
                                                     ________ %   Met/Putnam Research
Income:                                              ________ %   Oppenheimer Capital Appreciation
                                                     ________ %   T. Rowe Price Mid-Cap Growth
________ %  Lord Abbett Bond Debenture               ________ %   Turner Mid-Cap Growth
________ %  PIMCO Inflation Protected Bond
________ %  PIMCO Total Return

Growth & Income:                                     Aggressive Growth:
________ %  Lord Abbett Growth and Income            ________ %   Harris Oakmark International
________ %  Neuberger Berman Real Estate             ________ %   Met/AIM Small Cap Growth
                                                     ________ %   MFS Research International
Growth:                                              ________ %   PIMCO PEA Innovation
________ %  Davis Venture Value                      ________ %   Third Avenue Small Cap Value
________ %  Goldman Sachs Mid-Cap Value
________ %  Harris Oakmark Focused Value             Other:
________ %  Janus Aggressive Growth                  -------- %   ----------------------------------------
________ %  Jennison Growth                          -------- %   ----------------------------------------

                                                        (Continued on next page)

IFND-4-02-2 (REV 3/04) FF

TELEPHONE TRANSFERS
-------------------

For North Dakota Residents: I/We acknowledge that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

I/We wish to authorize telephone transfers for the following (check applicable boxes):

[ ]  Owner(s)       [ ] Producer/Agent

For Residents of states other than North Dakota: I/We authorize the Company or any person authorized by the Company to accept telephone transfer instructions and/or account allocation changes from me/us and my Producer/Agent. Telephone transfers will be automatically permitted unless you check one or both of the boxes below indicating that you do not wish to authorize telephone transfers.

I/We DO NOT wish to authorize telephone transfers for the following (check applicable boxes):

[ ]  Owner(s)       [ ] Producer/Agent

DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING
-----------------------------------------------

If desired, choose either Dollar Cost Averaging or Portfolio Rebalancing. These options are not available simultaneously. (5% minimum to each chosen subaccount below. Percentages must be in whole numbers and total 100%

[ ] Dollar Cost Averaging: I/We authorize Dollar Cost Averaging transfers of
    $__________________________ per month from the Money Market Portfolio to the Sub-account Allocation noted below. Minimum $100.00.

[ ] Portfolio Rebalancing: I/We authorize Portfolio Rebalancing transfers according to the Sub-account Allocation noted above, unless otherwise noted below. Choose either 1 or 2 below.

    [ ] 1. Periodic Rebalancing
    [ ]    [ ]  Monthly  [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

    [ ] 2. Variance Rebalancing
     Maximum Variance(%) [ ] 5%  [ ] 10%  [ ] 15%  [ ] 20%

________ %  Davis Venture Value                  ________ %  Met/Putnam Research
________ %  Goldman Sachs Mid-Cap Value          ________ %  MFS Research International
________ %  Harris Oakmark Focused Value         ________ %  Money Market
________ %  Harris Oakmark International         ________ %  Neuberger Berman Real Estate
________ %  Janus Aggressive Growth              ________ %  Oppenheimer Capital Appreciation
________ %  Jennison Growth                      ________ %  PIMCO Inflation Protected Bond
________ %  Lord Abbett Bond Debenture           ________ %  PIMCO PEA Innovation
________ %  Lord Abbett Growth and Income        ________ %  PIMCO Total Return
________ %  Met/AIM Mid Cap Core Equity          ________ %  Third Avenue Small Cap Value
________ %  Met/AIM Small Cap Growth             ________ %  T. Rowe Price Mid-Cap Growth
________ %  MetLife Stock Index                  ________ %  Turner Mid-Cap Growth

                          Carefully Read the Following:

Variable Life Insurance is generally not appropriate for time horizons of less than 10 years. These products are long-term investments that may have significant short-term surrender charges. Variable Life Insurance is designed to provide death benefit protection while also offering the potential for long-term cash value accumulation and may not be appropriate in situations where significant liquidation of assets in the near future is expected.

                                                       (Continued on next page)

IFND-4-02-2 (REV 3/04) FF

Suitability

a)  Have you received a prospectus for the policy applied for?                                                    [ ] Yes  [ ] No
    If Yes: Date of prospectus _________________ Date of any supplement _________________

b)  For Private Placement Only: Did you receive the Memorandum of Understanding?                                  [ ] Yes  [ ] No
    If Yes, Memorandum: Number _________ Date _________________ Date of supplement _________________

c)  Did your agent/producer review your financial situation, risk tolerance and investment objectives prior to
    completing this application?                                                                                  [ ] Yes  [ ] No
    If "No", on what basis was this product recommended? ____________________________________________
    _________________________________________________________________________________________________

d)  Do you understand that:

    1) The amount and duration of the death benefit may increase or decrease depending on the policy's
       investment return, subject to any guarantees provided by the policy?                                       [ ] Yes  [ ] No

    2) There is no guaranteed minimum cash value and the cash value may increase or decrease depending on
       the policy's investment return?                                                                            [ ] Yes  [ ] No

e)  Do you believe that this policy and the fund options you have selected will meet your insurance needs and
    financial objectives?                                                                                         [ ] Yes  [ ] No

     Owner's Financial Information

f)  Annual Income: $ _____________________

g)  Net Worth:     $ _____________________ (Exclude personal residence, automobiles & home furnishings.)

Important Information:
---------------------

..   THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

..   THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING
    REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

..   THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY
    BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

..   ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE
    VALUABLE UPON REQUEST.

IFND-4-02-2 (REV 3/04) FF